Fees Summary	Aug. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,837,633.98
Previously Paid Amount	0.00
Total Fee Amount	3,037.14
Total Offset Amount	0.00
Net Fee	$ 3,037.14